Exhibit 10.1
Execution Version
SECOND AMENDMENT TO REVOLVING
AND TERM CREDIT AGREEMENT
     This Second Amendment to Revolving and Term Credit Agreement (this “Amendment”), made as of July 16, 2009, among FORESTAR (USA) REAL ESTATE GROUP INC., a Delaware corporation (“Borrower”), the undersigned Guarantors, KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), and the other financial institutions party to the Credit Agreement as lenders (each individually a “Lender” and collectively, “Lenders”), and KEYBANK NATIONAL ASSOCIATION, as Agent for the Lenders (in such capacity, “Agent”) and Swing Line Lender.
WITNESSETH:
     WHEREAS, Borrower, Guarantors, Lenders, Agent, Swing Line Lender, General Electric Capital Corporation and AgFirst Farm Credit Bank, as Co-Syndication Agents, and KeyBanc Capital Markets, as sole arranger and sole bookrunner, entered into that certain Revolving and Term Credit Agreement dated as of December 14, 2007, as amended by the First Amendment to Revolving and Term Credit Agreement and Other Loan Documents dated as of March 12, 2008 (as amended, the “Credit Agreement”), pursuant to which Lenders established a revolving credit facility and a term loan facility for the benefit of Borrower; and
     WHEREAS, Borrower has requested that certain terms of the Credit Agreement be modified and amended as hereinafter set forth; and
     WHEREAS, Lenders and Agent have agreed to such amendments as set forth herein, subject to the terms and conditions hereinafter set forth;
     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement, and hereby further agree as follows:
     1. Amendments to §1.1 of the Credit Agreement.
          (a) Section 1.1 of the Credit Agreement, Definitions, is hereby modified and amended by adding the following new definitions in their appropriate alphabetical order:
          “Base Rate Spread. The per annum rate of two and one-half percent (2.5%).
          Bulk Sales. See §2.9.
          Commodity Hedge Agreement. Any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more commodities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transaction (but not including any Hedge

Agreement), in each case entered into to hedge or mitigate risks to which the Borrower reasonably believes it has actual exposure. For avoidance of doubt, obligations and liabilities under Commodity Hedge Agreements shall not be part of the Obligations.
          Defaulting Lender. Any Lender that has (a)(i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, (b) given notice to Agent or Borrower that it will not make, or that it has disaffirmed or repudiated any obligation to make, any Loan hereunder (unless such notice is given by or on behalf of all Lenders), or (c) become and remains a Delinquent Lender under §14.5(c).
          Extending Lenders. All Lenders in agreement with the Maturity Date extension option set forth in §3.1(c) with respect to their respective Loans, initially being all Lenders listed on Schedule 1.2 attached to the Second Amendment, which Schedule shall also indicate the Commitment of each Extending Lender after giving effect to the Second Amendment.
          Hancock Sale. See §2.9(a).
          Interest Rate Floor. A minimum per annum rate equal to two percent (2%) which shall be applied with respect to Outstanding Loans of the Extending Lenders except those subject to a Hedge Agreement on the effective date of the Second Amendment.
          LIBOR Rate Spread. The per annum rate of four and one-half percent (4.5%).
          Non-Extending Lender. The Lenders who are not in agreement with the Maturity Date extension option set forth in §3.1(c) with respect to their Loans, initially being all Lenders listed on Schedule 1.3 attached to the Second Amendment, which Schedule shall also indicate the Commitment of each Non-Extending Lender after giving effect to the Second Amendment.
          Second Amendment. The Second Amendment to Revolving and Term Credit Agreement dated as of July 16, 2009, by and among the Loan Parties, Lenders and Agent.
          TEMCO Investment. See §8.3(u).”

          (b) Section 1.1 of the Credit Agreement, Definitions, is hereby modified and amended by deleting the definitions of “Base Rate”, “Borrowing Base Assets”, “Entitled Land Under Development” “Forestar Group” “High Value Timberland”, “Indebtedness”, “Maturity Date”, “Mortgaged Property or Mortgaged Properties,” “Mortgaged Property Documents”, “Net Income”, “Permitted Refinancing Indebtedness”, Raw Entitled Land,” “Required Lenders”, and “Requisite Class Lenders” in their entirety and by substituting the following new definitions in lieu thereof, respectively:
     “Base Rate. The term Base Rate shall mean either:
     (a) with respect to Base Rate Loans of the Extending Lenders, for any day, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the greatest of: (i) the rate of interest established by KeyBank from time to time as its “prime rate” whether or not publicly announced, which interest rate may or may not be the lowest rate charged by it for commercial loans or other extensions of credit, plus the Base Rate Spread; (ii) the Federal Funds Effective Rate in effect from time to time, determined one Business Day in arrears, subject to the Interest Rate Floor, plus 1/2 of one percent (0.5%) per annum, plus the Base Rate Spread; or (iii) the then-applicable LIBOR Rate for a one (1) month Interest Period, subject to the Interest Rate Floor, plus one percent (1.0%) per annum, plus the LIBOR Rate Spread; or
     (b) with respect to Base Rate Loans of the Non-Extending Lenders, the greater of (a) the variable annual rate of interest announced from time to time by Agent at Agent’s Office as its “prime rate” or (b) one-half of one percent (0.5%) above the Federal Funds Effective Rate (rounded upwards, if necessary, to the next one-eighth of one percent). The Base Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customers. Any change in the rate of interest payable hereunder resulting from a change in the Base Rate shall become effective as of the opening of business on the date on which such change in the Base Rate becomes effective, without notice or demand of any kind.
     Borrowing Base Assets. Collectively, the Timberland, the High Value Timberland, the Raw Entitled Land, the Entitled Land Under Development and the Mineral Business, subject to §9.2(a). With respect to Borrowing Base Assets other than the Mineral Business, parcels of Real Estate may from time to time move from one classification of Borrowing Base Asset to another upon designation by Borrower on the Borrowing Base Certificate most recently delivered to Agent, but can never be in more than one classification at any point in time.
     Entitled Land Under Development. Real Estate owned in fee simple absolute by any Loan Party and described in Schedule 8 as of November 24, 2007, together with all other Real Estate acquired thereafter in fee simple absolute or formerly classified as another type of Borrowing Base Asset or was Negative Pledge Property that has been designated for inclusion in the Borrowing Base in accordance with §5.5, in each case for which all material required zoning, utilities and development permits and approvals have been obtained and for which such Loan Party has commenced construction for a

Development (all as certified in the Borrowing Base Certificate most recently delivered by Borrower).
     Forestar Group. Forestar Group Inc., a Delaware corporation and formerly known as Forestar Real Estate Group Inc.
     High Value Timberland. The Real Estate owned in fee simple absolute by a Loan Party and described on Schedule 6 hereof as of November 27, 2007, together with any other Real Estate hereafter acquired in fee simple absolute by any Loan Party or formerly classified as another type of Borrowing Base Asset or was Negative Pledge Property that has been designated for inclusion in the Borrowing Base in accordance with §5.5, in each case on which, or on a portion of which, Timber is located and for which the applicable Loan Party shall have commenced the entitlement process by submitting, or beginning to prepare, one or more applications for the zoning, utilities, access and subdivision approvals, licenses and permits required in order to commence construction and installation of the infrastructure improvements for a Development, but for which all necessary approvals, licenses and permits have not yet been received (all as certified in the Borrowing Base Certificate most recently delivered by Borrower).
     Indebtedness. With respect to any Person means: (a) all indebtedness for money borrowed and any obligations evidenced by bonds, debentures, notes or similar debt instruments; (b) all liabilities secured by any mortgage, deed of trust, deed to secure debt, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest directly or indirectly in a Person, to purchase indebtedness, or to assure the owner of indebtedness against loss through an agreement to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner, through indemnity or otherwise, and the obligation to reimburse the issuer in respect of any letter of credit; (d) any obligation as a lessee or obligor under a Capitalized Lease; (e) all reimbursement obligations with respect to letters of credit or similar instruments issued by a Person; and (f) all indebtedness, obligations or other liabilities under or with respect to (i) interest rate swap, collar, cap or similar agreements providing interest rate protection, including, without limitation, any Hedge Agreement, (ii) any Commodity Hedge Agreement, and (iii) foreign currency exchange agreements.
     Maturity Date. December 1, 2010, or, with respect to the Loans of the Extending Lenders only, June 30, 2012 if the Maturity Date is extended pursuant to §3.1(c), or, with respect to all Loans, such earlier date on which the Loans shall become due and payable pursuant to the terms hereof. All references herein to “Maturity Date” shall be deemed to be references to the applicable Maturity Date in respect of the applicable Lender as described in this definition.
     Mortgaged Property or Mortgaged Properties. Individually and collectively, the property described on Schedule 3 attached hereto and on Schedule 1A attached to the

Second Amendment, each by this reference incorporated herein, which has been conveyed as security for the Obligations pursuant to the Security Deeds, and any other property which is added as a Mortgaged Property pursuant to §5.1 or §5.3 hereof.
     Mortgaged Property Documents. See Schedule 2 attached hereto and Schedule 2A attached to the Second Amendment, each by reference made a part hereof.
     Net Income. With respect to Forestar Group and its Subsidiaries for any Test Period, the net income (or deficit) of such Persons, after deduction of all expenses, taxes and other property charges, determined in accordance with GAAP, except that contributions or other transfers of Real Estate to one or more Joint Ventures shall be considered a “sale” with 100% of any resulting “gain on sale” included in Net Income for the fiscal quarter in which such contributions or transfers occurs notwithstanding any requirement for any computation to be made in accordance with GAAP so long as the structure of such Joint Venture has been approved by Agent, such approval not to be unreasonably withheld, conditioned or delayed.
     Permitted Refinancing Indebtedness. Any Indebtedness of the Loan Parties issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund, Permitted Existing Indebtedness, Indebtedness otherwise permitted by this Agreement or other Permitted Refinancing Indebtedness of such Person, provided, that:
     (a) the principal amount of such Indebtedness (not including accrued or capitalized interest and premiums, fees and expenses) does not exceed the then outstanding principal amount of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded;
     (b) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is Permitted Existing Indebtedness which is Non-Recourse Indebtedness, the Permitted Refinancing Indebtedness with respect thereto must also be Non-Recourse Indebtedness; and
     (c) no Default or Event of Default has occurred and is continuing or would result from the issuance or origination of such Indebtedness.
     Raw Entitled Land. The Real Estate described on Schedule 7 hereof as of November 24, 2007 together with any other Real Estate acquired thereafter or formerly classified as another type of Borrowing Base Asset or was Negative Pledge Property that has been designated for inclusion in the Borrowing Base in accordance with §5.5, in each case consisting of Real Estate owned in fee simple by a Loan Party (i) that is suitable for Development and (ii) for which all major discretionary land-use approvals have been obtained (all as certified in the Borrowing Base Certificate most recently delivered by Borrower).
     Required Lenders. As of any date, the Lender or Lenders (not including any Defaulting Lender which shall not be entitled to vote) whose aggregate Commitment Percentage equals or exceeds the Applicable Approval Percentage. For purposes of this definition, a Revolving Lender (other than Swing Line Lender) shall be deemed to hold a Swing Line Loan or participate in a Letter of Credit to the extent such Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation.
     Requisite Class Lenders. At any time of determination, (i) for the Revolving Lenders, Revolving Lenders (not including any Defaulting Lender which shall not be entitled to vote) holding at least the Applicable Approval Percentage of the aggregate Revolving Loans (or if there are no Revolving Loans Outstanding, of the Revolving Commitment, disregarding the Outstanding Loans or Commitment of any Defaulting Lender, as applicable) and (ii) for the Term Lenders, Term Lenders holding at least the Applicable Approval Percentage of the aggregate Outstanding principal amount of the Term Loans (disregarding the Outstanding Term Loans of any Defaulting Lender). For purposes of this definition, a Revolving Lender (other than Swing Line Lender) shall be deemed to hold a Swing Line Loan or participate in a Letter of Credit to the extent such Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation.
     Total Revenues. For the relevant period, the aggregate amount of all gross revenues derived from the operations of Forestar Group and its Subsidiaries, plus their pro rata share of operating revenues from unconsolidated Joint Ventures; provided that any “gain on sale” resulting from the contributions or other transfers of Real Estate to one or more Joint Ventures shall be considered revenues derived from the operations of Forestar Group and its Subsidiaries for the fiscal quarter in which such contributions or transfers occur so long as the structure of such Joint Venture has been approved by Agent, such approval not to be unreasonably withheld, conditioned or delayed.
     2. Amendment to §2.3 of the Credit Agreement. §2.3 of the Credit Agreement, Interest on Loans, is hereby modified and amended by deleting clauses (a) and (b) thereof in their entirety and by substituting the following new clauses (a) and (b) in lieu thereof:
          ”(a) Extending Lender Loans. With respect to the Loans of the Extending Lenders:
               (i) Each LIBOR Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto or the date on which such LIBOR Rate Loan is converted to a Base Rate Loan at a rate per annum equal to the sum of (A) the LIBOR Rate, subject to the Interest Rate Floor, plus (B) the LIBOR Rate Spread; and
               (ii) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the date on which such Base Rate Loan is repaid or converted to a LIBOR Rate Loan at a rate per annum equal to the Base Rate.
          (b) Non-Extending Lender Loans. With respect to the Loans of the Non-Extending Lenders:

               (i) Each LIBOR Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last date of the Interest Period with respect thereto or the date on which such LIBOR Rate Loan is converted to a Base Rate Loan at a rate per annum equal to the sum of (i) the LIBOR Rate plus (ii) the applicable percentage for such Loan as set forth on the table below:

Loan	Percentage

Revolving Loans	Four percent (4.0%)

Term Loans	Four percent (4.0%)
               (ii) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the date on which such Base Rate Loan is repaid or converted to a LIBOR Rate Loan at a rate per annum equal to the sum of (i) the Base Rate plus (ii) the applicable percentage for such Loan as set forth on the table below:

Loan	Percentage

Revolving Loans	Two percent (2.0%)

Term Loans	Two percent (2.0%)
     3. Amendments to §2.9 of the Credit Agreement. §2.9 of the Credit Agreement, Increase in Commitments, is hereby modified and amended by deleting the existing language thereof in its entirety and by substituting the following language in lieu thereof:
     “2.9 Reductions of the Commitments.
          (a) Bulk Sales. The parties acknowledge that the Loan Parties have sold or intend to sell up to 175,000 acres of Timberland in one or more bulk sales identified as such by Borrower in writing to Agent (the “Bulk Sales” and each, a “Bulk Sale”). The parties acknowledge that a Bulk Sale of approximately 75,000 acres to affiliates of Hancock Timber Resource Group closed on June 16, 2009 (the “Hancock Sale”). In conjunction with the Bulk Sales, the aggregate Commitments will be reduced by $850 per acre sold in each Bulk Sale, or such greater amount per acre as Borrower may elect, with such reduction applied sixty percent (60%) to the total Term Commitments and forty percent (40%) to the total Revolving Commitments, such reductions being further applied pro rata to the Term Commitment of each Term Lender based upon such Lender’s Term Commitment Percentage and pro rata to the Revolving Commitment of each Revolving Lender based upon such Lender’s Revolving Commitment Percentage, as applicable. Except with respect to the Hancock Sale, such Commitment reductions shall occur at the end of each calendar quarter (or earlier, at Borrower’s election) based on a Loan Party’s receipt of the net cash proceeds from the closing of such Bulk Sales during such calendar quarter, except that with respect to any Bulk Sales of more than 25,000 acres, such Commitment reductions shall occur within two (2) Business Days of a Loan Party’s receipt of the net cash proceeds from the closing of such Bulk Sale. As a result of the Hancock Sale, the total Revolving Commitments shall be reduced by $25,500,000 to $264,500,000 on the date that the Second Amendment becomes effective and the total Term Commitments were reduced by $39,000,000 to $136,000,000 at the time of the Hancock Sale. In the event Borrower elects to reduce the aggregate Commitments with respect to any Bulk Sale by more than $850 per acre, Borrower may elect to apply such excess reduction against the $850 per acre required reduction with respect to subsequent Bulk Sales, thereby reducing the aggregate Commitment reduction required with respect to such subsequent Bulk Sales, until such excess has been fully applied. Any reductions under this §2.9(a) shall be permanent and may require mandatory prepayments to the extent required under §3.2(a).
          (b) Compliance with §9.3. The aggregate Commitments shall be permanently reduced from time to time if necessary to maintain compliance with the covenant set forth in §9.3. Such reductions may require mandatory prepayments to the extent required under §3.2(a).
          (c) Maturity of Loans of Non-Extending Lenders. Upon the maturity and payment in full of the Loans of the Non-Extending Lenders, the aggregate Revolving Commitments and the aggregate Term Commitments, and a corresponding amount of the aggregate Commitments, will be reduced by the amount of the Non-Extending Lender’s Revolving Commitment and Term Commitment.
          (d) Revised Schedule 1.1. After any Commitment reductions under this §2.9, Agent shall promptly provide each Lender and Borrower with a new Schedule 1.1 to this Agreement (and each Lender acknowledges that its Commitment Percentage under Schedule 1.1 and allocated portion of the Outstanding Revolving Loans, Swing Line Loans and Letters of Credit on the one hand, or the Outstanding Term Loans on the other (or both, as applicable), will change in accordance with its pro rata share of the decreased Revolving Commitments or Term Commitments (or both, as applicable)).”
     4. Amendment to §2.10 of the Credit Agreement. §2.10 of the Credit Agreement, Letters of Credit, is hereby modified and amended by deleting the existing language of clause (ii) in the first sentence of subsection 2.10(a) in its entirety and substituting the following language in lieu thereof:
“(ii) upon issuance of such Letter of Credit, the Outstanding Letters of Credit shall not exceed the lesser of (A) $100,000,000, and (B) twenty-two percent (22%) of the aggregate Commitments.”
     5. Amendment to §3.1 of the Credit Agreement. §3.1 of the Credit Agreement, Amortization; Stated Maturity, is hereby modified and amended by deleting the existing language thereof in its entirety and substituting the following language in lieu thereof:

     “§3.1 Amortization; Stated Maturity; Extension Option
          (a) Term Loan Amortization. Commencing on January 1, 2010 and continuing on the first day of each calendar month thereafter through and including November 1, 2010, or May 1, 2012 if the Maturity Date with respect to the Loans of the Extending Lenders is extended pursuant to §3.1(c), Borrower shall pay to Agent for the account of Term Lenders equal monthly installments, each in the amount of one-twelfth (1/12th) of one percent (1%) of the aggregate principal amount of the Term Loans Outstanding on December 31, 2009, which amounts shall be applied against the then Outstanding principal balance of the Term Loans; provided, however, that any prepayments of the Term Loans as a result of the reductions in the Term Commitments pursuant to §2.9 shall be credited against the amortization required pursuant to this §3.1(a) in direct order of maturity of such installments.
          (b) Maturity Date. Borrower promises to pay on the applicable Maturity Date, and there shall become absolutely due and payable on such Maturity Date, the entire Outstanding principal amount of all Loans subject to such Maturity Date outstanding on such date, together with any and all accrued and unpaid interest thereon.
          (c) Extension Option. The Borrower shall have the option to extend the Maturity Date with respect to the Loans of the Extending Lenders only to June 30, 2012 by giving Agent written Notice of such election to extend not more than 120 days and not less than 60 days prior to the original Maturity Date, provided that (i) no Default or Event of Default exists either on the date such notice is given or on the original Maturity Date, (ii) each of the representations and warranties made by Borrower or the other Loan Parties in this Agreement or the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true in all material respects as of the date they were made, as of the date notice of extension is given and as of the original Maturity Date (except to the extent of changes resulting from transactions permitted by the Loan Documents, it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), (iii) as of the date such extension is effective (A) the aggregate Revolving Commitments of the Extending Lenders are equal to or less than 92.25% of the aggregate Revolving Commitments of the Extending Lenders (and any Non-Extending Lenders who become Extending Lenders pursuant to §3.1(d)) as of the effective date of the Second Amendment and after giving effect to the Second Amendment, and (B) the aggregate Term Commitments of the Extending Lenders are equal to or less than 77.94% of the aggregate Term Commitments of the Extending Lenders (and any Non-Extending Lenders who become Extending Lenders pursuant to §3.1(d)) as of the effective date of the Second Amendment and after giving effect to the Second Amendment, (iv) the Loan Parties execute and deliver such amendments or modifications to the Security Deeds as Agent may require in order to evidence such extension and to maintain the effectiveness and priority of the Security Deeds, together with payment of all mortgage, recording, intangible, documentary stamp or other similar taxes and charges which Agent determines to be payable as a result of such extension and the recording of such amendments or modifications, and affidavits or other information which Agent determines to be necessary in connection therewith, and (v) Borrower shall have paid to Agent, for the account of the Extending Lenders in accordance with their respective percentage of the aggregate Commitments of all Extending Lenders, an extension fee equal to thirty-five one hundredths of one percent (0.35%) of the aggregate Commitments of the Extending Lenders as of the date such extension is effective.”
          (d) From and after the date of the Second Amendment until July 1, 2010, each Non-Extending Lender may, at its option, and with the written consent of both Borrower and Agent, elect to become an Extending Lender, thereby agreeing to the Maturity Date extension option set forth in §3.1(c) with respect to all of its Loans. Upon such election becoming effective, (i) such Lender shall be entitled to interest on its Loans on and after such effectiveness as provided in §2.3(a), and (ii) such Lender shall be deemed an Extending Lender for all other purposes under this Agreement. After any additions to the Extending Lenders, Agent shall promptly provide each Lender with new Schedules 1.2 and 1.3 reflecting the new lists of Extending Lenders and Non-Extending Lenders, respectively.
     6. Amendment to §3.2 of the Credit Agreement. §3.2 of the Credit Agreement, Mandatory Prepayments, is hereby modified and amended by deleting the existing language of subsection 3.2(a) in its entirety and substituting the following in lieu thereof:
     “(a) Loans Exceed Commitments, Borrowing Base or Commitment to Value Ratio. If at any time (i) the sum of the aggregate Outstanding principal amount of the Revolving Loans (including Swing Line Loans) plus the amount of Outstanding Letters of Credit exceeds the aggregate Revolving Commitments, (ii) the aggregate Outstanding principal amount of the Term Loans exceeds the aggregate Term Commitments, (iii) the aggregate Outstanding principal balance of the Loans (including Swing Line Loans) plus the amount of Outstanding Letters of Credit exceeds the Borrowing Base, or (iv) the sum of the Outstanding principal balance of the Loans (including Swing Line Loans) plus the Outstanding Letters of Credit exceeds the aggregate Commitments permitted in order to comply with the covenant set forth in §9.3, then Borrower shall pay within five (5) days of written demand from Agent the amount of such excess to Agent for the respective accounts of Lenders, as applicable, for application for the Revolving Loans or Term Loans, as applicable, as provided in §3.4, together with any additional amounts payable pursuant to §4.8; provided however that until such time as Borrower has paid such amount to Agent for the respective accounts of the appropriate Lenders pursuant to the preceding clause, Revolving Lenders shall have no obligation to make additional funds available to Borrower pursuant to this Agreement. For the avoidance of doubt, the Term Commitment shall be a reference to the Outstanding principal amount of the Term Loans notwithstanding that no Term Lender has any remaining commitment to make Term Loans.”
     7. Amendment to §5.1 of the Credit Agreement. §5.1 of the Credit Agreement, Collateral, is hereby modified and amended by adding the following sentence to the end of such Section as follows:

“Effective with the Second Amendment, the Loan Parties agree that all existing and thereafter acquired Timberland and High Value Timberland shall be included in the Mortgaged Properties except for Real Estate distributed as part of the TEMCO Investment and as otherwise agreed by Agent.”
     8. Amendments to §5.3 of the Credit Agreement. § 5.3 of the Credit Agreement, Release of Mortgaged Property, is hereby modified and amended as follows:
          (a) Clause (a) thereof is modified and amended by deleting the existing language thereof in its entirety and substituting the following language in lieu thereof:
          “(a) Borrower shall deliver to Agent a written notice of its desire to obtain such release no later than five (5) Business Days prior to the date on which such release is to be effected (or such lesser amount of time as agreed to by Agent), and, if the Mortgaged Property to be released in connection with any sale or related series of sales contains more than 5,000 acres in the aggregate, such notice shall be accompanied by a pro forma Compliance Certificate showing that no Default or Event of Default exists either immediately prior, or after giving effect, to such release and that immediately after giving effect to such release, Loan Parties remain in compliance with the financial covenant in §9.3.
          (b) Clause (d) thereof is modified and amended by deleting the existing language thereof in its entirety and substituting the following language in lieu thereof:
          “(d) such release shall be in conjunction with either (i) bona fide, arm’s-length sale or like-kind exchange of the property to be released to an unaffiliated third-party, or the transfer of such property to a Joint Venture as a capital contribution or sale, in either case for reasonably equivalent value or consideration, otherwise permitted under the terms of this Agreement, or (ii) a donation, grant, dedication or other transfer of property (including, without limitation, donations, grants or other transfers of Mortgaged Property for use as schools, parks, utilities, rights-of-way or other public or quasi-public purposes) for a value or consideration (whether cash or non-cash, or any combination thereof) determined in good faith by Borrower to be reasonable and appropriate taking into account the actual or expected benefits to be received, directly or indirectly, by a Loan Party in respect of such donation, grant, dedication or other transfer, which determination shall be set forth in an officer’s certificate of Borrower in substantially the form of Exhibit B to the First Amendment delivered to the Agent prior to or contemporaneously with the release and, in the case of any donation, grant, dedication or other transfer of property pursuant to this clause (ii) in excess of 500 acres, shall be approved by the Agent, such approval not to be unreasonably withheld, conditioned or delayed.”
     9. Amendment to §7.4(e) of the Credit Agreement. §7.4(e) of the Credit Agreement, Financial Statements, Certificates and Information, is hereby modified and amended by adding the following text immediately prior to the period appearing at the end of the first sentence as follows:

          “; provided that Borrower may, at its option, deliver one additional Borrowing Base Certificate each month in connection with a redesignation or addition of Borrowing Base Assets as contemplated hereunder”
     10. Amendment to §8.1 of the Credit Agreement. §8.1 of the Credit Agreement, Restrictions on Indebtedness, is hereby modified and amended by adding thereto a new clause (xv) as follows:
          “(xv) Indebtedness under Commodity Hedge Agreements incurred for bona fide hedging purposes up to a maximum aggregate exposure at any time of $25,000,000; provided that the aggregate exposure amount may exceed such maximum amount for a period not to exceed five (5) consecutive Business Days.”
     11. Amendment to §8.3 of Credit Agreement. §8.3 of the Credit Agreement, Restrictions on Investments, is hereby modified and amended as follows:
          (a) Clause (q) thereof is modified and amended by deleting the existing language thereof in its entirety and substituting the following language in lieu thereof:
          “(q) Investments in connection with Hedge Agreements and Commodity Hedge Agreements permitted under this Agreement;”
     (b) New clauses (u) and (v) are hereby added as follows:
          “(u) Investment in Real Estate to the extent of a fifty percent (50%) undivided interest in approximately 6000 acres in the form of a distribution in respect of a fifty percent (50%) interest in a Joint Venture with Cousins Properties (or an Affiliate of Cousins Properties) in a project known as “TEMCO Associates” (the “TEMCO Investment”); and
          (v) Investments constituting (i) interests in oil and gas minerals (notwithstanding, for the avoidance of doubt, the provisions set forth in §7.19) so long as the Loan Parties are not the operators of any production activity in respect of such interests and (ii) the acquisition of additional mineral interest acreage.”
     12. Amendment to §8.7 of the Credit Agreement. §8.7 of the Credit Agreement, Distributions, is hereby modified and amended by deleting the existing language of clause (h) thereof in its entirety and substituting the following language in lieu thereof:
          “(h) Borrower may make other Distributions to Forestar Group (and Forestar Group may make Distributions to its stockholders), provided that, for purposes of this clause (h), (i) Borrower has, since the closing of the Hancock Sale and including payments made in conjunction therewith, made principal payments on the Loans of not less than $125,000,000, (ii) the Total Leverage Ratio as of the last day of the most recently completed fiscal quarter is less than thirty percent (30%), (iii) the Interest Coverage Ratio for the most recent Test Period exceeds 3.0:1.0, (iv) the Revenues/Capital Expenditures Ratio for the most recent Test Period is greater than 1.5:1.0, and (v) Available Liquidity as of the last day of the most recently completed fiscal quarter is not less than $125,000,000, all of the requirements of clauses (ii), (iii) (iv) and (v) tested after giving pro forma effect to the proposed Distribution, as if such Distribution had occurred on the last day of the most recently completed fiscal quarter or the first day of the relevant Test Period, as applicable.”
     13. Amendment to §8.12 of the Credit Agreement. §8.12 of the Credit Agreement, Negative Pledges; Restrictive Agreements, etc., is hereby modified and amended by deleting the existing language of clause (F) thereof in its entirety and substituting the following in lieu thereof:
          “(F) restrictions contained in the operative agreements of any Joint Ventures against transferring, assigning or pledging the Equity Interests in such Joint Ventures or any Real Estate held by a Loan Party in connection with the TEMCO Investment.”
     14. Amendment to §9.1 of the Credit Agreement. §9.1 of the Credit Agreement, Corporate Financial Covenants of Loan Parties, is hereby modified and amended as follows:
          (a) Subsection (a), Interest Coverage Ratio, is modified and amended by deleting the existing language thereof in its entirety and substituting the following in lieu thereof:
          “(a) Interest Coverage Ratio. The Loan Parties will not, as of the end of any fiscal quarter of Forestar Group, permit the Interest Coverage Ratio for the fiscal quarter then ended and the immediately preceding three (3) fiscal quarters (treated as a single accounting period) (the “Test Period”), to be not less than (i) 1.50:1.0 for each Test Period ending on or before December 31, 2009, and (ii) 1.75:1.0 for each Test Period ending thereafter; provided, however, that unless the Interest Coverage Ratio equals or exceeds 2.0:1.0 for the most recent Test Period, the Loan Parties may not, after July 16, 2009, make additional Investments otherwise permitted under subsections (i) (solely in respect of newly formed or created Joint Ventures), (j) (solely in respect of the acquisition of Real Estate), (r), (s) or (v) of §8.3 except with the prior written approval of Agent.”
          (b) Subsection (d), Minimum Liquidity, is modified and amended by deleting the existing language thereof in its entirety and substituting the following in lieu thereof:
          “(d) Minimum Liquidity. Borrower shall at the end of each fiscal quarter have Available Liquidity of at least the lesser of (i) $35,000,000, and (ii) seven and one-half percent (7.5%) of the aggregate Commitments as of the end of such fiscal quarter (after giving effect to any reductions in the aggregate Commitments on the last day of such fiscal quarter).”
          (c) Subsection (e), Net Worth, is modified and amended by deleting the percentage “fifty percent (50%)” in clause (iii) thereof and substituting the percentage “seventy-five percent (75%)” in lieu thereof.

     15. New §9.3. A new §9.3 is hereby added to the Credit Agreement in §9 thereof as follows:
     “9.3 Commitment to Value. Borrower shall not at any time permit the ratio of (i) the sum of Timberland Value, plus High Value Timberland Amount, plus the Raw Entitled Land Value with respect to any Raw Entitled Land that is part of the Mortgaged Property, and plus Mineral Business Enterprise Value to (ii) the aggregate Commitments (after giving effect to any reductions in the aggregate Commitments on such day), to be less than 1.75:1.0; it being understood that for purposes of this §9.3, High Value Timberland Amount shall be determined solely in accordance with clause (b) of the definition thereof.”
     16. Amendment to §18.8 of the Credit Agreement. §18.8 of the Credit Agreement, Mandatory Assignment, is hereby modified and amended by deleting the existing language of the first sentence thereof in its entirety and substituting the following in lieu thereof:
     “In the event (i) Borrower requests that certain amendments, modifications or waivers be made to this Agreement or any of the other Loan Documents which request is approved by Agent or Required Lenders but is not approved by one or more of Lenders (any such non-consenting Lender shall hereafter be referred to as the “Non-Consenting Lender”, it being agreed that a Non-Extending Lender is not a Non-Consenting Lender for purposes hereof), (ii) Borrower becomes obligated to pay additional amounts to any Lender pursuant to §4.4 or §4.9, or any Lender gives notice of the occurrence of any circumstances described in §4.10, (iii) any Lender with a Revolving Loan Commitment defaults in the obligation to make Revolving loans hereunder or is otherwise a Defaulting Lender, or (iv) any Lender is a Non-Extending Lender (any such Lender, including a Non-Consenting Lender, shall hereafter be referred to as an “Affected Lender”) then, within thirty (30) days after Borrower’s receipt of notice of such disapproval by such Non-Consenting Lender, or, in the case of clause (ii), (iii) or (iv) above at any time after the occurrence of such event, Borrower shall have the right as to such Affected Lender, to be exercised by delivery of written notice delivered to Agent and the Affected Lender, to elect to cause the Affected Lender to transfer its Loans and Commitments.”
     17. Amendment to §27 of the Credit Agreement. §27 of the Credit Agreement, Consents, Amendments, Waivers, Etc., is hereby modified and amended by adding a new sentence to the end of such Section as follows:
“The right of any Lender to consent under subsections (a) and (b) of this §27 shall not apply to a Defaulting Lender.”
     18. New Exhibit B. The existing Exhibit B, Compliance Certificate, is hereby deleted and the Exhibit B attached to this Amendment is substituted therefor.
     19. New Schedules. New Schedule 1.2, Extending Lenders, and Schedule 1.3, Non-Extending Lenders, which are attached to this Amendment are hereby added to the Credit Agreement.

     20. No other Amendments. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as an amendment or waiver of any right, power or remedy of Agent or Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute an amendment or waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments expressly set forth above, the text of the Credit Agreement and all other Loan Documents (as modified by the Modification of Other Loan Documents referenced in the First Amendment) shall remain unchanged and in full force and effect, and Borrower and Guarantors hereby ratify and confirm their respective obligations thereunder, as herein modified and amended. This Amendment shall not constitute a course of dealing with Agent or Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Agent or Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.
     21. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, Agent, on behalf of Lenders, shall have received, in form and substance satisfactory to it, the following:
          (a) Counterparts of this Amendment duly executed by Borrower, each of the Guarantors and each Lender;
          (b) The Mortgaged Property Documents described on Schedule 2A attached hereto with respect to the Mortgaged Property described on Schedule 1A attached hereto shall have been delivered to Agent at Borrower’s expense, granting Agent a first priority Lien on such Mortgaged Property, subject only to Permitted Liens. Borrower will have paid to Agent any mortgage, recording, intangible, documentary stamp or other similar taxes and charges which Agent reasonably determines to be payable as a result of the Loans or the recording of such Mortgaged Property Documents to any state or any county or municipality thereof in which any of such Mortgaged Properties are located, and deliver to Agent such affidavits or other information which Agent reasonably determines to be necessary in connection with payment in order to insure that the Security Deeds on such Mortgaged Property located in such state secure Borrower’s obligations with respect to the Loans;
          (c) True and correct copies of resolutions of the Borrower and the other Loan Parties that authorize the execution, delivery and performance of this Amendment and the other documents executed in connection herewith;
          (d) Legal opinions from counsel to Borrower and the others Loan Parties regarding due organization, existence, good standing, due authorization, due execution and delivery, enforceability and usury for the Borrower and the other Loan Parties, including opinions from counsel in such other states as may be requested by Agent;
          (e) For the benefit of each Extending Lender, the payment by Borrower of an amendment fee equal to .25% of the Commitment of each such Lender, in immediately available funds, such fee being fully earned and non-refundable when paid;

          (f) The representations and warranties made pursuant to Section 22 of this Amendment shall be true and correct; and
          (g) Payment of all reasonable and documented expenses incurred by Agent in connection with the execution and delivery of this Amendment, together with reasonable fees and actually incurred expenses of Agent’s counsel with respect to this Amendment and other post-closing matters, in each case to the extent invoiced at least one (1) Business Day prior to the date hereof.
     22. Representations and Warranties. Each of the Loan Parties represents and warrants as follows:
          (a) The execution, delivery and performance by Borrower and each Guarantor of this Amendment and the Mortgaged Property Documents delivered in connection herewith (to the extent they are a signatory thereto) are within each such party’s legal powers, have been duly authorized by all necessary shareholder, partner or member action and do not contravene (i) Borrower’s or any such Guarantor’s Organizational Documents, respectively, or (ii) any law or contractual restriction binding on or affecting such Person;
          (b) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, except for those already obtained or made and the filing of Security Documents delivered in connection herewith in the appropriate records office with respect thereto, is required for the due execution, delivery and performance by Borrower or any Guarantor of the Amendment or the Mortgaged Property Documents delivered in connection herewith, to which such Person is or will be a party;
          (c) This Amendment and the Mortgaged Property Documents delivered in connection herewith to which the Loan Parties, or any of them, are respectively a party, constitute the legal, valid and binding obligations of each such party, enforceable against such Person in accordance with their respective terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditor’s rights generally and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought;
          (d) All of the representations and warranties of the Loan Parties in the Loan Documents are true and correct in all material respects as of the date hereof (or if such representations and warranties by their terms relate solely to an earlier date, then as of such earlier date); and
          (e) No Default or Event of Default is existing and none would result upon this Amendment becoming effective.
     23. Interest Accrual Prior to Second Amendment. Interest on Loans made prior to the date of the Second Amendment shall accrue interest at the rates in effect prior to the effectiveness of the Second Amendment and thereafter at the rate(s) set forth in §2.3 of the Credit Agreement, as amended hereby.

     24. Reaffirmation of Guaranty. By execution of this Amendment, each Guarantor reaffirms and restates its guaranty of the Obligations pursuant to the Guaranty Agreement and agrees that its obligations thereunder are not released, diminished, impaired or reduced or otherwise adversely affected by this Amendment.
     25. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof: each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended and modified hereby.
     26. Costs, Expenses and Taxes. Borrower agrees to pay on demand all reasonable out-of-pocket expenses of Agent actually incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of Agent’s counsel with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.
     27. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.
     28. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.
     29. Exhibits and Schedules. The Exhibits and Schedules attached to this Amendment are hereby incorporated herein by this reference.
     30. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
[The remainder of this page is intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

BORROWER: FORESTAR (USA) REAL ESTATE GROUP INC., a Delaware corporation
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Its:	Chief Financial Officer
[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]
Second Amendment to Forestar Credit Agreement

GUARANTORS: FORESTAR GROUP INC., a Delaware corporation
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

FORESTAR MINERALS LLC, a Delaware limited liability company
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

FIRSTLAND INVESTMENT CORPORATION, a Texas corporation
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

LIC VENTURES, INC., a Delaware corporation
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGES]
Second Amendment to Forestar Credit Agreement

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

GUARANTORS (cont’d): FORESTAR REALTY INC., a Delaware corporation
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

FORESTAR HOTEL HOLDING COMPANY INC., a Nevada corporation
By:	/s/ Christopher L. Nines
	Name:	Christopher L. Nines
	Title:	Chief Financial Officer

CAPITOL OF TEXAS INSURANCE GROUP INC., a Delaware corporation
By:	/s/ Christopher L. Nines
	Name:	Christopher L.Nines
	Title:	Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGES]
Second Amendment to Forestar Credit Agreement

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

KEYBANK NATIONAL ASSOCIATION, as a Lender, as Swing Line Lender and as Agent
By:	/s/ Nathan Weyer
	Name:	Nathan Weyer
	Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]
Second Amendment to Forestar Credit Agreement

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

AGFIRST FARM CREDIT BANK, as a Lender
By:	/s/ Matthew H. Jeffords
	Name:	Matthew H. Jeffords
	Title:	Assistant Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[AgFirst Farm Credit Bank] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
By:	/s/ Dwayne Coker
	Name:	Dwayne Coker
	Title:	Duly Authorized Signatory

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[General Electric Capital Corporation] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Roger C. Davis
	Name:	Roger C. Davis
	Title:	Senior Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Bank of America] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

COMPASS BANK, a state banking association, as a Lender
By:	/s/ Brian Tuerff
	Name:	Brian Tuerff
	Title:	Senior Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Compass Bank] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

AGCOUNTRY FARM CREDIT SERVICES, PCA, d/b/a FCS COMMERCIAL FINANCIAL GROUP, as a Lender
By:	/s/ Lisa Caswell
	Name:	Lisa Caswell
	Title:	Assistant Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[AgCountry Farm Credit Services] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Christopher Rogers
	Name:	Christopher Rogers
	Title:	Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[U.S. Bank] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

ALLIED IRISH BANKS, p.l.c., as a Lender
By:	/s/ Jean Peirre Knight
	Name:	Jean Peirre Knight
	Title:	Vice President

By:	/s/ Eanna P. Mulkere
	Name:	Eanna P. Mulkere
	Title:	Assistant Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Allied Irish] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Robert T. Caughlin
	Name:	Robert T. Cauglin
	Title:	Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Amegy] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

MERCANTILE BANK (f/k/a Mercantile Trust & Savings Bank), as a Lender
By:	/s/ Michael F. Waters
	Name:	Michael F. Waters
	Title:	Senior Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Mercantile Bank] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

CAPITAL FARM CREDIT, as a Lender
By:	/s/ Robert P. Abbott
	Name:	Robert P. Abbott
	Title:	President Corporate Lending

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Capital Farm Credit] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

NORTHWEST FARM CREDIT SERVICES, PCA, as a Lender
By:	/s/ Carol L. Sobson
	Name:	Carol L. Sobson
	Title:	Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Northwest Farm Credit] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

CITIBANK, N.A., as a Lender
By:	/s/ Peter J. Thompson
	Name:	Peter J. Thompson
	Title:	Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Citibank] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

EATON VANCE FLOATING-RATE INCOME TRUST, as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Eaton Vance Floating-Rate Income Trust] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

EATON VANCE SENIOR FLOATING-RATE TRUST, as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Eaton Vance Senior Floating-Rate Trust] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

GRAYSON & CO, as a Lender
By:	Boston Management and Research as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Grayson & Co] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Eaton Vance Institutional Senior Loan Fund] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

EATON VANCE LIMITED DURATION INCOME FUND, as a Lender
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Eaton Vance Limited Duration Income Fund] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

SENIOR DEBT PORTFOLIO, as a Lender
By:	Boston Management and Research as
Investment Advisor

By:	/s/ Scott H. Page
	Name:	Scott H. Page
	Title:	Vice President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Senior Debt Portfolio] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

ATLAS-OCI ENHANCED LOAN INCOME FUND LLC, as a Lender
By:	/s/ Heather M. Jousma
	Name:	Heather M. Jousma
	Title:	Authorized Signatory

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Altas-OCI Enhanced Loan Income Fund] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

HAMLET II, LTD., as a Lender
By:	OCTAGON CREDIT INVESTORS, LLC, as
Portfolio Manager

By:	/s/ Thomas A. Connors
	Name:	Thomas A. Connors
	Title:	Chief Financial & Administrative Officer

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Hamlet II] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

OCTAGON INVESTMENT PARTNERS V, LTD., as a Lender
By:	OCTAGON CREDIT INVESTORS, LLC, as Portfolio Manager

By:	/s/ Thomas A. Connors
	Name:	Thomas A. Connors
	Title:	Chief Financial & Administrative Officer

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Octagon Investment Partners V] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

OCTAGON INVESTMENT PARTNERS VI, LTD., as a Lender
By:	OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager

By:	/s/ Thomas A. Connors
	Name:	Thomas A. Connors
	Title:	Chief Financial & Administrative Officer

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Octagon Investment Partners VI] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

OCTAGON INVESTMENT PARTNERS VII, LTD., as a Lender
By:	OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager

By:	/s/ Thomas A. Connors
	Name:	Thomas A. Connors
	Title:	Chief Financial & Administrative Officer

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Octagon Investment Partners VII] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

OCTAGON INVESTMENT PARTNERS VIII, LTD., as a Lender
By:	OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager

By:	/s/ Thomas A. Connors
	Name:	Thomas A. Connors
	Title:	Chief Financial & Administrative Officer

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Octagon Investment Partners VIII] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

OCTAGON INVESTMENT PARTNERS IX, LTD., as a Lender
By:	OCTAGON CREDIT INVESTORS, LLC, as Manager

By:	/s/ Thomas A. Connors
	Name:	Thomas A. Connors
	Title:	Chief Financial & Administrative Officer

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Octagon Investment Partners IX] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

OCTAGON INVESTMENT PARTNERS X, LTD., as a Lender
By:	OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager

By:	/s/ Thomas A. Connors
	Name:	Thomas A. Connors
	Title:	Chief Financial & Administrative Officer

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Octagon Investment Partners X] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

OCTAGON INVESTMENT PARTNERS XI, LTD., as a Lender
By:	OCTAGON CPREDIT INVESTORS, LLC, as Collateral Manager

By:	/s/ Thomas A. Connors
	Name:	Thomas A. Connors
	Title:	Chief Financial & Administrative Officer

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — Second Amendment to Revolving and Term Credit Agreement
[Octagon Investment Partners XI] Signature Page

[Execution of Second Amendment to
Revolving and Term Credit Agreement Continued]

GSCP (NJ), L.P., on behalf of each of the following funds, in its capacity as Collateral Manager: GSC PARTNERS CDO FUND IV, LIMITED
By:	/s/ Alexander B. Wright
	Name:	Alexander B. Wright
	Title:	Authorized Signatory

GSC PARTNERS GEMINI FUND LIMITED,
By:	GSCP (NJ), L.P., as Collateral Monitor
By:	GSCP (NJ), INC., its General Partners

By:	/s/ Alexander B. Wright
	Name:	Alexander B. Wright
	Title:	Authorized Signatory

GSC Investment Corp. CLO 2007 LTD
By:	GSC Investment Corp, as Collateral Manager
By:	GSCP (NJ), L.P., as Investment Advisor to GSC Investment Corp
By:	GSCP (NJ), Inc., its general partner

By:	/s/ Alexander B. Wright
	Name:	Alexander B. Wright
	Title:	Authorized Signatory